UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

April 19, 2006

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)
Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)
Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

America West Airlines, Inc.
(Commission file number: 0-12337)
(Exact Name of Registrant as specified in its charter)
Delaware	86-0418245
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

4000 East Sky Harbor Blvd., Phoenix, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 19, 2006, Robert A. Milton, a member of the Board of Directors of US Airways Group, Inc. ("US Airways Group"), America West Holdings, Inc. ("America West Holdings"), America West Airlines, Inc. ("AWA") and US Airways, Inc. ("US Airways," and collectively with US Airways Group, America West Holdings and AWA, the "Companies") tendered his resignation from the Board of Directors of the Companies, effective April 19, 2006.  Mr. Milton is the Chairman, President and Chief Executive Officer of ACE Aviation Holdings Inc. ("ACE"), one of the equity investors in US Airways Group at the time of its merger with America West Holdings.  Under the stockholder's agreement between US Airways Group and ACE, ACE had the right to designate one director on the Board of Directors of the Companies, and designated Mr. Milton as that director.  The stockholder's agreement provides, however, that if ACE holds less than 66.67% of the shares of US Airways Group common stock acquired pursuant to its investment, ACE will cause its designated director to resign from the Board.  On April 13, 2006, ACE sold 1,750,000 shares of US Airways Group common stock to Par Investment Partners, L.P., one of the other equity investors, and as a result dropped below the 66.67% threshold.  Consequently, Mr. Milton resigned from the Board on April 19, 2006.

A copy of the press release announcing Mr. Milton's resignation is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits
Exhibit Number	Description
99.1	Press release dated April 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
US Airways Group, Inc. (REGISTRANT)
Date: April 19, 2006	By: /s/ James E. Walsh III James E. Walsh III Senior Vice President and General Counsel
US Airways, Inc. (REGISTRANT)
Date: April 19, 2006	By: /s/ James E. Walsh III James E. Walsh III Senior Vice President and General Counsel
America West Airlines, Inc. (REGISTRANT)
Date: April 19, 2006	By: /s/ James E. Walsh III James E. Walsh III Senior Vice President and General Counsel

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated April 19, 2006.